UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                               January 12, 2009
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               Date of Report (date of earliest event reported)


                    BION ENVIRONMENTAL TECHNOLOGIES, INC.
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             Exact name of Registrant as Specified in its Charter

         Colorado                 000-19333                84-1176672
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State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number

             Box 566/1774 Summitview Way, Crestone, Colorado 81131
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         Address of Principal Executive Offices, Including Zip Code

                                (212) 758-6622
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             Registrant's Telephone Number, Including Area Code

                                 Not applicable
          -----------------------------------------------------------
          Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On January 12, 2009, effective January 11, 2009, the Company executed an agreement with Bright Capital, Ltd. ('BC') and Dominic Bassani ('DB'), Vice President-Strategic Planning and Special Projects of our Bion Integrated Projects, Inc. subsidiary, pursuant to which the Company granted DB a bonus of $125,000 payable in the form of a)1,000,000 warrants to purchase the Company's restricted stock at a price of $.75 per share until December 31, 2018 ($100,000), and b) extension of the expiration date of outstanding warrants previously issued to BC/DB (now held by their donees) to December 31, 2018 ($25,000). Additionally, BC received an option to convert its accrued deferred compensation as of December 31, 2008 ($175,000) to the Company's restricted common stock at a price of $.75 per share. Further, BC/DB extended the maturity date of the $50,000 (initial principal) promissory note issued by the Company during the fall of 2008 to June 30, 2009 and such note was made convertible at a price of $.75 per share.

     On January 12, 2009, the Company executed an agreement with Mark A. Smith ('MAS'), the Company's President and General Counsel, pursuant to which the Company granted MAS a bonus of $37,500 payable in the form of
a)300,000 warrants to purchase the Company's restricted stock at a price of $.75 per share until December 31, 2018 ($30,000), and b) extension of the expiration date of outstanding warrants previously issued to MAS (now held by his donees) to December 31, 2018 ($7,500). Additionally, MAS converted his accrued deferred compensation as of December 31, 2008 ($66,076) to the Company's restricted common stock at a price of $.75 per share. Further, MAS agreed to convert his entire calendar year 2009 base compensation ($150,000) to the Company's restricted common stock at a price of $.75 per share.

     On January 13, 2009, the Company and Mr. Anthony Orphanos, a 10% or more owner of the Company, agreed to extend the maturity date of the $65,000 (initial principal) promissory note issued during the fall of 2008 to June 30, 2009 in consideration of Bion making such note convertible to the Company's restricted common stock at a price of $.75 per share and issuance to Mr. Orphanos of a warrant to purchase 15,000 shares of the Company's common stock at the price of $.75 per share until December 31, 2018.

     ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.




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     (d)  Exhibits

      10.1 Agreement between Bright Capital, Ltd. and Dominic Bassani and Bion effective January 11, 2009.

      10.2   Agreement between Mark A. Smith and Bion effective January 12,
             2009.

      10.3   Orphanos Extension Agreement dated January 13, 2009.













































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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Bion Environmental Technologies, Inc.


Date:  January 14, 2009           By: /s/ Mark A Smith
                                      Mark A. Smith, President










































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